POWER OF ATTORNEY

                                 WITH RESPECT TO

                   LINCOLN BENEFIT LIFE VARIABLE LIFE ACCOUNT
                                  (REGISTRANT)

                                       AND

                          LINCOLN BENEFIT LIFE COMPANY
                                   (DEPOSITOR)

Know all men by these presents that the undersigned director of Lincoln Benefit Life Company constitutes and appoints Michael J. Velotta, as his true and lawful attorney-in-fact and agent, with full power of substitution, for his in any and all capacities, to sign any registration statements of Lincoln Benefit Life Company and its Lincoln Benefit Life Company Variable Life Account and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable, hereby ratifying and confirming all that each of said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

November 1, 2002

/s/ Lawrence W. Dahl

Lawrence W. Dahl
Executive Vice President and Director

                                POWER OF ATTORNEY

                                 WITH RESPECT TO

                   LINCOLN BENEFIT LIFE VARIABLE LIFE ACCOUNT
                                  (REGISTRANT)

                                       AND

                          LINCOLN BENEFIT LIFE COMPANY
                                   (DEPOSITOR)

Know all men by these presents that the undersigned director of Lincoln Benefit Life Company constitutes and appoints Michael J. Velotta, as his true and lawful attorney-in-fact and agent, with full power of substitution, for his in any and all capacities, to sign any registration statements of Lincoln Benefit Life Company and its Lincoln Benefit Life Company Variable Life Account and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable, hereby ratifying and confirming all that each of said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

November 1, 2002


/s/ Margaret G. Dyer
Margaret G. Dyer
Director

                                POWER OF ATTORNEY

                                 WITH RESPECT TO

                   LINCOLN BENEFIT LIFE VARIABLE LIFE ACCOUNT
                                  (REGISTRANT)

                                       AND

                          LINCOLN BENEFIT LIFE COMPANY
                                   (DEPOSITOR)

Know all men by these presents that the undersigned director of Lincoln Benefit Life Company constitutes and appoints Michael J. Velotta, as his true and lawful attorney-in-fact and agent, with full power of substitution, for his in any and all capacities, to sign any registration statements of Lincoln Benefit Life Company and its Lincoln Benefit Life Company Variable Life Account and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable, hereby ratifying and confirming all that each of said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

November 1, 2002


/s/ Marla G. Friedman
Marla G. Friedman
Director

                                POWER OF ATTORNEY

                                 WITH RESPECT TO

                   LINCOLN BENEFIT LIFE VARIABLE LIFE ACCOUNT
                                  (REGISTRANT)

                                       AND

                          LINCOLN BENEFIT LIFE COMPANY
                                   (DEPOSITOR)

Know all men by these presents that the undersigned director of Lincoln Benefit Life Company constitutes and appoints Michael J. Velotta, as his true and lawful attorney-in-fact and agent, with full power of substitution, for his in any and all capacities, to sign any registration statements of Lincoln Benefit Life Company and its Lincoln Benefit Life Company Variable Life Account and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable, hereby ratifying and confirming all that each of said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

November 1, 2002


/s/ Douglas F. Gaer
Douglas F. Gaer
Executive Vice President and Director

                                POWER OF ATTORNEY

                                 WITH RESPECT TO

                   LINCOLN BENEFIT LIFE VARIABLE LIFE ACCOUNT
                                  (REGISTRANT)

                                       AND

                          LINCOLN BENEFIT LIFE COMPANY
                                   (DEPOSITOR)

Know all men by these presents that the undersigned director of Lincoln Benefit Life Company constitutes and appoints Michael J. Velotta, as his true and lawful attorney-in-fact and agent, with full power of substitution, for his in any and all capacities, to sign any registration statements of Lincoln Benefit Life Company and its Lincoln Benefit Life Company Variable Life Account and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable, hereby ratifying and confirming all that each of said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

November 1, 2002


/s/ John C. Lounds
John C. Lounds
Director

                                POWER OF ATTORNEY

                                 WITH RESPECT TO

                   LINCOLN BENEFIT LIFE VARIABLE LIFE ACCOUNT
                                  (REGISTRANT)

                                       AND

                          LINCOLN BENEFIT LIFE COMPANY
                                   (DEPOSITOR)

Know all men by these presents that the undersigned director of Lincoln Benefit Life Company constitutes and appoints Michael J. Velotta, as his true and lawful attorney-in-fact and agent, with full power of substitution, for his in any and all capacities, to sign any registration statements of Lincoln Benefit Life Company and its Lincoln Benefit Life Company Variable Life Account and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable, hereby ratifying and confirming all that each of said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

November 1, 2002

/s/ J. Kevin McCarthy

J. Kevin McCarthy
Director

                                POWER OF ATTORNEY

                                 WITH RESPECT TO

                   LINCOLN BENEFIT LIFE VARIABLE LIFE ACCOUNT
                                  (REGISTRANT)

                                       AND

                          LINCOLN BENEFIT LIFE COMPANY
                                   (DEPOSITOR)

Know all men by these presents that the undersigned officer of Lincoln Benefit Life Company constitutes and appoints Michael J. Velotta, as his true and lawful attorney-in-fact and agent, with full power of substitution, for his in any and all capacities, to sign any registration statements of Lincoln Benefit Life Company and its Lincoln Benefit Life Company Variable Life Account and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable, hereby ratifying and confirming all that each of said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

February 1, 2003


/s/ Samuel H. Pilch
Samuel H. Pilch
Group Vice President & Controller

                                POWER OF ATTORNEY

                                 WITH RESPECT TO

                   LINCOLN BENEFIT LIFE VARIABLE LIFE ACCOUNT
                                  (REGISTRANT)

                                       AND

                          LINCOLN BENEFIT LIFE COMPANY
                                   (DEPOSITOR)

Know all men by these presents that the undersigned director of Lincoln Benefit Life Company constitutes and appoints Michael J. Velotta, as his true and lawful attorney-in-fact and agent, with full power of substitution, for his in any and all capacities, to sign any registration statements of Lincoln Benefit Life Company and its Lincoln Benefit Life Company Variable Life Account and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable, hereby ratifying and confirming all that each of said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

November 1, 2002


/s/ Steven E. Shebik
Steven E. Shebik
Senior Vice President, Chief Financial Officer

                                POWER OF ATTORNEY

                                 WITH RESPECT TO

                   LINCOLN BENEFIT LIFE VARIABLE LIFE ACCOUNT
                                  (REGISTRANT)

                                       AND

                          LINCOLN BENEFIT LIFE COMPANY
                                   (DEPOSITOR)

Know all men by these presents that the undersigned director of Lincoln Benefit Life Company constitutes and appoints Michael J. Velotta, as his true and lawful attorney-in-fact and agent, with full power of substitution, for his in any and all capacities, to sign any registration statements of Lincoln Benefit Life Company and its Lincoln Benefit Life Company Variable Life Account and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable, hereby ratifying and confirming all that each of said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

November 1, 2002


/s/ Casey J. Sylla
Casey J. Sylla
Chairman of the Board, Chief Executive Officer

                                POWER OF ATTORNEY

                                 WITH RESPECT TO

                   LINCOLN BENEFIT LIFE VARIABLE LIFE ACCOUNT
                                  (REGISTRANT)

                                       AND

                          LINCOLN BENEFIT LIFE COMPANY
                                   (DEPOSITOR)

Know all men by these presents that the undersigned director of Lincoln Benefit Life Company constitutes and appoints Michael J. Velotta, as his true and lawful attorney-in-fact and agent, with full power of substitution, for his in any and all capacities, to sign any registration statements of Lincoln Benefit Life Company and its Lincoln Benefit Life Company Variable Life Account and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable, hereby ratifying and confirming all that each of said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

November 1, 2002


/s/ B. Eugene Wraith
B. Eugene Wraith
President, Chief Operating Officer and Director

                                POWER OF ATTORNEY

                                 WITH RESPECT TO

                   LINCOLN BENEFIT LIFE VARIABLE LIFE ACCOUNT
                                  (REGISTRANT)

                                       AND

                          LINCOLN BENEFIT LIFE COMPANY
                                   (DEPOSITOR)

Know all men by these presents that the undersigned officer of Lincoln Benefit Life Company constitutes and appoints Michael J. Velotta, as his true and lawful attorney-in-fact and agent, with full power of substitution, for his in any and all capacities, to sign any registration statements of Lincoln Benefit Life Company and its Lincoln Benefit Life Company Variable Life Account and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable, hereby ratifying and confirming all that each of said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

February 1, 2003


/s/ James P. Zils
James P. Zils
Treasurer